UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2015

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 16, 2015, Fifth Third Bancorp (“Fifth Third”) published the required Basel III Pillar 3 Regulatory Capital Disclosures, which are available on Fifth Third’s Investor Relations website at http://ir.53.com under “Financials & Regulatory Filings”. These disclosures reference the Quarterly Report on Form 10-Q for the period ended September 30, 2015, the Annual Report on Form 10-K for the year ended December 31, 2014 and the Consolidated Financial Statements for Holding Companies - FR-Y-9C for the period ended September 30, 2015 which are also available on Fifth Third’s Investor Relations website at http://ir.53.com under “Financials & Regulatory Filings”. These disclosures will be published quarterly and will be available on Fifth Third’s Investor Relations website within 45 days after the end of each calendar quarter.

The information in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP

(Registrant)

November 16, 2015	/s/ Tayfun Tuzun
Tayfun Tuzun
Executive Vice President and Chief Financial Officer